UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 18, 2006

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

151 DETROIT STREET

DENVER, COLORADO 80206

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

(303) 691-3905

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into Material Definitive Agreement

The disclosure under Item 2.03 below is incorporated herein by reference.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 18, 2006, Janus Capital Group Inc. (the “Company”) issued and sold $275 million aggregate principal amount of 5.875% Notes due 2011 (the “Notes”) pursuant to an underwriting agreement, dated September 13, 2006, between the Company, Citigroup Global Market Inc., Banc of America Securities LLC, HSBC Securities (USA) Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters (the “Underwriting Agreement”). The Notes are registered under the Company’s shelf registration statement on Form S-3 (Registration No. 333-86606).

The Notes were issued under the Indenture, dated as of November 6, 2001, between the Company and JP Morgan Chase Bank N.A., as trustee (the “Trustee”). Interest on the Notes will be payable semiannually on March 15 and September 15 of each year, beginning on March 15, 2007, and at maturity. The Notes will mature on September 15, 2011.

The Company will use a portion of the net proceeds from the sale of the Notes to repay or discharge $113.1 million outstanding aggregate principal amount of its 7.00% Notes due November 1, 2006. The Company may utilize up to $158.1 million of remaining net proceeds to redeem or repurchase all or a portion of the outstanding aggregate principal amount of its 7.875% Public Income Notes due April 15, 2032, which are callable on or after April 5, 2007.  The Company will use the balance of the net proceeds for general corporate purposes.

The Indenture contains customary events of default including the failure to pay any principal of (or any premium on) the Notes, failure to pay interest within 30 days of its due date, and certain bankruptcy related events, upon the occurrence of which the Trustee or the holders of 25% in principal amount of the Notes may accelerate the entire principal amount of the Notes to be immediately due and payable.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

1.1

Underwriting Agreement, dated September 13, 2006, between the Company and Citigroup Global Market Inc., Banc of America Securities LLC, HSBC Securities (USA) Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters (excluding exhibits thereto).

4.1

Officers’ Certificate of the Company, dated September 18, 2006, pursuant to Sections 201 and 301 of the Indenture, dated November 6, 2001, between the Company and JP Morgan Chase Bank N.A., as trustee (excluding exhibits thereto) establishing the terms of the Notes.

4.2	Form of Global Note.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Company, dated September 18, 2006, regarding the legality of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).

99.1	Janus Capital Group Inc. press release announcing completion of issuance of senior notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: September 18, 2006	By:	/s/ David R. Martin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

1.1

Underwriting Agreement, dated September 13, 2006, between the Company and Citigroup Global Market Inc., Banc of America Securities LLC, HSBC Securities (USA) Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters (excluding exhibits thereto).

4.1

Officers’ Certificate of the Company, dated September 18, 2006, pursuant to Sections 201 and 301 of the Indenture, dated November 6, 2001, between the Company and JP Morgan Chase Bank N.A., as trustee (excluding exhibits thereto) establishing the terms of the Notes.

4.2	Form of Global Note.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Company, dated September 18, 2006, regarding the legality of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).

99.1	Janus Capital Group Inc. press release announcing completion of issuance of senior notes.